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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2004


                               MAXWORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                     000-49906            46-0487484
------------------------------------      --------------     ---------------
(State or other jurisdiction              (Commission        (IRS Employer
of incorporation or organization)         File Number)       Identification No.)

1 Sound Shore Drive, Suite 201
Greenwich, CT                                       06830
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (310) 566-2002



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Item 5.  Other Events.

        On March 2, 2004, MaxWorldwide issued a press release announcing the declaration of a distribution, a copy of which is annexed hereto as Exhibit 99.1.









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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


        (c)    Exhibits.

               99.1           Press Release of MaxWorldwide, Inc. dated March 2,
                              2004





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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 2, 2004                               MAXWORLDWIDE, INC.
                                            a Delaware corporation


                                            By: /s/ Peter M. Huie
                                               -------------------------------
                                            Peter M. Huie, General Counsel,
                                            Senior Vice President Corporate
                                            Affairs, Secretary








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                                  EXHIBIT INDEX

Exhibit No.           Description
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99.1                  Press Release of MaxWorldwide, Inc. dated March 2, 2004










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